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                                                                EXHIBIT 10.18

                             SPLIT DOLLAR ASSIGNMENT



INSURER:          Protective Life Insurance Company

INSURED:          William D. Morton, II

POLICY NO.:       B00212921



         THIS ASSIGNMENT is made by the undersigned Owner effective this 10th day of October, 1993.

DEFINITIONS:

A. "Assignee": Morton Metalcraft Co., an Illinois corporation, with principal offices at 1021 West Birchwood, Morton, Illinois 61550-0429.

B.       "Owner":  William D. Morton, II.

C. "Policy": The following policy of insurance issued by the Insurer on the life the Insured, together with any supplementary contracts issued in conjunction therewith:
         Policy No.: B00212921
         Face Amount: $300,000.00

D. "Policy Interest": The Assignee's Policy Interest shall be as set forth in the Split Dollar Insurance Agreement. The Insurer shall be entitled to rely on the Assignee's certification of the amount of its Policy Interest.

E. "Split Dollar Agreement": That certain Agreement of even date herewith, between the Owner and the Assignee. The Insurer is not bound by nor deemed to have notice of the provisions of the Split Dollar Insurance Agreement.


RECITALS:

A. Under the Split Dollar Insurance Agreement, the Assignee has agreed to join with the Owner in payment of premiums on the Policy.

B. In consideration of such premium payments by the Assignee, the Owner here intends to grant the Assignee certain limited interests in the Policy.

THEREFORE, for value received, it is agreed:




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         1. Assignment. The Owner hereby assigns, transfers and sets over to the
Assignee, its successors and assigns, the following specific rights in the Policy and subject to the following terms and conditions:

                  A. The right to realize against the cash value of the Policy an amount equal to the unearned portion of the premiums paid by it and the amount in the unearned premium account in the event of the Policy's surrender by the Owner.

                  B. The right to realize against proceeds of the Policy, to the extent of its Policy Interest, in the event of the Insured's death.

         2. Retained Rights. Except as expressly provided in Section 1, the Owner retains all rights under the Policy including, but not limited to, the exclusive right to surrender and to borrow against the Policy without the consent of the Assignee.

         3. Insurer. The Insurer is hereby authorized to recognize, and is fully protected in recognizing:

                  A. The claims of the Assignee to rights hereunder, without investigating the reasons for such action by the Assignee, or the validity of the amount of such claims.

                  B. The Owner's request for surrender of the Policy without the consent of the Assignee. Upon the surrender, the Policy shall be terminated and of no further force or effect.

         4. Release of Assignment. Upon payment to the Assignee of its Policy Interest, the Assignee shall execute a written release of this Assignment.

         IN WITNESS WHEREOF, the Owner and Assignee have executed this Assignment on the date first above written.


                                    William D. Morton
                                    -----------------------------------
                                    William D. Morton, II, Owner

ATTEST:                             MORTON METALCRAFT CO.,
                                    Assignee


By: Daryl R. Lindemann              By: William D. Morton
    --------------------------          --------------------------------
    Daryl R. Lindemann,                 William D. Morton, II,
    Secretary                           President



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STATE OF ILLINOIS          )
                           ) SS.
COUNTY OF TAZEWELL         )

         I, the undersigned authority, in and for said County, in said State, hereby certify that William D. Morton, II whose name is signed to the foregoing assignment and who is known to me, acknowledged before me on this day that, being informed of the contents of the assignment, William D. Morton, II executed the same voluntarily on the day the same bears date.

         Given under my hand and official seal this 11th day of October, 1993.

                                           Judith A. Heisel
------------------------------------       -----------------------------------
        "OFFICIAL SEAL"                    Notary Public
        JUDITH A. HEISEL
 NOTARY PUBLIC, STATE OF ILLINOIS
MY COMMISSION EXPIRES 07/08/97
-------------------------------------

                                   ACCEPTANCE


         This Assignment was received and recorded by Protective Life Insurance Company on the 23rd day of February, 1995.


                                PROTECTIVE LIFE INSURANCE COMPANY


                                By: Denise M. Johnson
                                   --------------------------------
                                Its Policy Service Analyst
                                   --------------------------------




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